UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2020

TriplePoint Private Venture Credit Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56116	84-3383695
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2755 Sand Hill Road, Suite 150, Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 854-2090

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01.	Entry into a Material Definitive Agreement.

On September 11, 2020, the Company’s wholly-owned subsidiary, TPVC Funding Company LLC (the “Borrower”), amended its Receivables Financing Agreement, dated as of July 15, 2020 (the “Receivables Financing Agreement” and the secured revolving credit facility thereunder, the “Credit Facility”), by executing the Omnibus Amendment, dated as of September 11, 2020 (the “Amendment”), by and among the Borrower, the Company, individually and as collateral manager, Deutsche Bank AG, New York Branch (“DBNY”), MUFG Union Bank, N.A., TIAA, FSB (“TIAA”), and KeyBank Bank National Association (“KeyBank”) as committed lenders, DBNY, as the facility agent, Deutsche Bank Trust Company Americas, as paying agent and as collection account bank, U.S. Bank National Association, as custodian, and Vervent Inc., as backup collateral manager. TIAA and KeyBank each joined the Receivables Financing Agreement as a lender on September 11, 2020, pursuant to a separately executed joinder agreement. The Amendment, among other things, increases the aggregate commitments under the Credit Facility from $150.0 million to $250.0 million.

The Credit Facility includes customary representations and warranties and requires the Company to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowings under the Credit Facility are subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended, provided that the Company’s asset coverage ratio under the Credit Facility shall not be less than 150%.

A copy of the Amendment is attached hereto as Exhibit 10.1. The foregoing description is qualified in its entirety by reference to the full text of the Amendment, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Form of Omnibus Amendment to the Credit Facility, dated September 11, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, TriplePoint Private Venture Credit Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriplePoint Private Venture Credit Inc.

Date: September 15, 2020	By:	/s/ Sajal K. Srivastava
	Name:	Sajal K. Srivastava
	Title:	President